Amplify BlackSwan Tech & Treasury ETF
Schedule of Investments
January 31, 2024 (Unaudited)

U.S. TREASURY OBLIGATIONS - 85.0%		Par	Value
United States Treasury Note/Bond
2.38%, 05/15/2029		$229,700	$213,190
1.75%, 11/15/2029		238,700	213,254
0.63%, 05/15/2030		261,700	214,108
0.88%, 11/15/2030		260,700	214,228
1.63%, 05/15/2031		249,700	213,957
1.38%, 11/15/2031		257,700	213,780
2.88%, 05/15/2032		230,700	213,186
4.13%, 11/15/2032		209,700	212,268
3.38%, 05/15/2033		222,700	212,644
4.50%, 11/15/2033		203,400	212,156
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,150,117)			2,132,771

OPTIONS PURCHASED - 14.4%(a)(b)	Notional Amount	Contracts
Call Options - 14.4%			$–
Invesco QQQ Trust Series 1		–	$–
Expiration: 06/21/2024; Exercise Price: $329.78	$875,637	21	200,634
Expiration: 12/20/2024; Exercise Price: $369.78	917,334	22	161,007
Total Call Options			361,641
TOTAL OPTIONS PURCHASED (Cost $231,607)			361,641

SHORT-TERM INVESTMENTS - 0.2%		Shares
Money Market Funds - 0.2%
Dreyfus Government Cash Management, 4.42%(c)		2,757	2,757
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(c)		3,005	3,004
TOTAL SHORT-TERM INVESTMENTS (Cost $5,761)			5,761

TOTAL INVESTMENTS - 99.6% (Cost $2,387,485)			2,500,173
Other Assets in Excess of Liabilities - 0.4%			10,363
TOTAL NET ASSETS - 100.0%			$2,510,536

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of January 31, 2024.

Security Valuation
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended January 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended January 31, 2024, there have been no significant changes to the Funds’ fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued at the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. Futures contracts will be valued at the settlement price. If there is no current market price available, then the securities will be valued at the last trade price.

The Trust’s Valuation Procedures provide for the designation of the Adviser as “Valuation Designee”. If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds’ Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of January 31, 2024:

Amplify BlackSwan Tech & Treasury ETF
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Obligations	$–	$2,132,771	$–	$2,132,771
Options	–	361,641	–	361,641
Money Market Funds	5,761	–	–	5,761
Total Assets	$5,761	$2,494,412	$–	$2,500,173

 For the period ended January 31, 2024, there were no transfers into or out of Level 3 for the Fund.